UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
Campbell Strategic Allocation Fund, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-22260	52-1823554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, Maryland 21209
(Address of principal executive offices)
(410) 413-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
The Campbell Strategic Allocation Fund, L.P. (the “Fund”) had previously appointed both Wilmington Trust Investment Management LLC, a wholly owned subsidiary of Wilmington Trust Corporation (“Wilmington”), and Horizon Cash Management LLC (“Horizon”), as cash managers. Effective December 27, 2010, the Fund has terminated Wilmington’s role as cash manager. Horizon has been appointed the sole cash manager for the Fund. The Northern Trust Company will remain the Custodian.

     SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.
By:	/s/ Theresa D. Becks
Theresa D. Becks
President, Chief Executive Officer Campbell & Company, Inc., General Partner

January 4, 2011